                                                                      Exhibit 24


                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1998 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



October 16, 1998


                                                  /s/ THOMAS S. BLAIR
                                                  ------------------------------
                                                         Thomas S. Blair

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1998 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



October 16, 1998


                                                  /s/ DAVID I. COHEN
                                                  ------------------------------
                                                         David I. Cohen

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1998 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



October 16, 1998


                                                  /s/ ABE FARKAS
                                                  ------------------------------
                                                            Abe Farkas

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1998 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



October 16, 1998


                                                  /s/ KAREN L. FARKAS
                                                  ------------------------------
                                                         Karen L. Farkas

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1998 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



October 16, 1998


                                                  /s/ ROBERT W. KAMPMEINERT
                                                  ------------------------------
                                                      Robert W. Kampmeinert

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1998 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



October 16, 1998


                                                  /s/ JEFFERY L. LEININGER
                                                  ------------------------------
                                                       Jeffery L. Leininger

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1998 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



October 16, 1998


                                                  /s/ DAVID C. O'LEARY
                                                  ------------------------------
                                                        David C. O'Leary

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1998 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



October 16, 1998


                                                  /s/ HAROLD F. REED, JR.
                                                  ------------------------------
                                                       Harold F. Reed, Jr.

                               POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned constitutes and appoints John P. O'Leary, Jr. and Brian C. Mullins, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended August 31, 1998 of Tuscarora Incorporated, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



October 16, 1998


                                                  /s/ THOMAS P. WOOLAWAY
                                                  ------------------------------
                                                        Thomas P. Woolaway